UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2008

JPMORGAN CHASE & CO.
(Exact Name of Registrant
as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

Exhibit Number	Description
8.1	Tax Opinion of Sidley Austin llp relating to $2,290,000 Floating Rate Notes Linked to the Consumer Price Index due September 30, 2013
8.2	Tax Opinion of Sidley Austin llp relating to $9,091,000 Buffered Return Enhanced Notes Linked to the S&P 500® Index due March 31, 2010
8.3	Tax Opinion of Sidley Austin LLP relating to $978,000 Buffered Return Enhanced Notes Linked to the S&P 500® Index due March 31, 2010
8.4	Tax Opinion of Sidley Austin llp relating to $2,041,000 Buffered Return Enhanced Notes Linked to the MSCI EAFE® Index due March 31, 2010
8.5
Tax Opinion of Sidley Austin llp  relating to $3,038,000 Principal Protected Asset Allocation Notes Linked to the Performance of the Best Performing of the Three Reference Portfolios Each Comprised of Four Asset Classes:  (1) a Weighted Basket of the British Pound Sterling, the European Union Euro and the Japanese Yen Relative to the U.S. Dollar, (2) the Dow Jones – AIG Commodities IndexSM, (3) the JPMorgan GBI Global Bond Total Return Index Hedged into U.S. Dollars and (4) a Weighted Basket of the S&P 500® Index, the Dow Jones EURO STOXX 50® Index and the Nikkei 225 Index due September 30, 2013

8.6
Tax Opinion of Sidley Austin llp  relating to $6,736,000 Principal Protected Asset Allocation Notes Linked to the Performance of the Best Performing of the Three Reference Portfolios Each Comprised of Four Asset Classes:  (1) a Weighted Basket of the British Pound Sterling, the European Union Euro and the Japanese Yen Relative to the U.S. Dollar, (2) the Dow Jones – AIG Commodities IndexSM, (3) the JPMorgan GBI Global Bond Total Return Index Hedged into U.S. Dollars and (4) a Weighted Basket of the S&P 500® Index, the Dow Jones EURO STOXX 50® Index and the Nikkei 225 Index due September 30, 2014

8.7
Tax Opinion of Sidley Austin llp  relating to $1,979,000 Principal Protected Dual Directional Notes Linked to the Performance of an Equally Weighted Basket of Five Currencies Relative to the U.S. Dollar due March 31, 2011

8.8
Tax Opinion of Sidley Austin llp  relating to $283,000 Principal Protected Dual Directional Notes Linked to the Performance of an Equally Weighted Basket of Five Currencies Relative to the U.S. Dollar due March 31, 2011

8.9	Tax Opinion of Sidley Austin llp relating to $3,169,000 Principal Protected Dual Directional Knock-Out Notes Linked to the S&P 500® Index and the Russell 2000® Index due May 29, 2009
8.10
Tax Opinion of Sidley Austin llp  relating to $298,000 Principal Protected Notes Linked to a Weighted Basket Consisting of the S&P 500® Index, the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and the S&P GSCITM Excess Return Index due September 30, 2011

8.11
Tax Opinion of Sidley Austin llp  relating to $453,000 Principal Protected Notes Linked to a Weighted Basket Consisting of the S&P 500® Index, the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and the S&P GSCITM Excess Return Index due September 30, 2013

8.12	Tax Opinion of Sidley Austin llp relating to $1,845,000 Principal Protected Dual Directional Knock-Out Notes Linked to the S&P 500® Index and the Russell 2000® Index due March 31, 2010
8.13
Tax Opinion of Sidley Austin llp  relating to $17,185,000 Principal Protected Notes Linked to the Performance of an Equally Weighted Basket of Three Currencies Relative to the U.S. Dollar due March 31, 2011

8.14	Tax Opinion of Sidley Austin llp relating to $2,414,000 Buffered Return Enhanced Notes Linked to the S&P BRIC 40 Index due March 31, 2010
8.15	Tax Opinion of Sidley Austin llp relating to $3,685,860 JPMorgan Chase & Co. 100% Principal Protection Absolute Return Barrier Notes linked to the MSCI EAFE® Index due March 31, 2010
8.16	Tax Opinion of Sidley Austin llp relating to $6,236,680 JPMorgan Chase & Co. Notes linked to a Multi-Asset Portfolio due September 30, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Neila B. Radin
Name: Neila B. Radin
Title: Senior Vice President

Dated: September 29, 2008

EXHIBIT INDEX

Exhibit Number	Description
8.1	Tax Opinion of Sidley Austin llp relating to $2,290,000 Floating Rate Notes Linked to the Consumer Price Index due September 30, 2013
8.2	Tax Opinion of Sidley Austin llp relating to $9,091,000 Buffered Return Enhanced Notes Linked to the S&P 500® Index due March 31, 2010
8.3	Tax Opinion of Sidley Austin llp relating to $978,000 Buffered Return Enhanced Notes Linked to the S&P 500® Index due March 31, 2010
8.4	Tax Opinion of Sidley Austin llp relating to $2,041,000 Buffered Return Enhanced Notes Linked to the MSCI EAFE® Index due March 31, 2010
8.5
Tax Opinion of Sidley Austin llp  relating to $3,038,000 Principal Protected Asset Allocation Notes Linked to the Performance of the Best Performing of the Three Reference Portfolios Each Comprised of Four Asset Classes:  (1) a Weighted Basket of the British Pound Sterling, the European Union Euro and the Japanese Yen Relative to the U.S. Dollar, (2) the Dow Jones – AIG Commodities IndexSM, (3) the JPMorgan GBI Global Bond Total Return Index Hedged into U.S. Dollars and (4) a Weighted Basket of the S&P 500® Index, the Dow Jones EURO STOXX 50® Index and the Nikkei 225 Index due September 30, 2013

8.6
Tax Opinion of Sidley Austin llp  relating to $6,736,000 Principal Protected Asset Allocation Notes Linked to the Performance of the Best Performing of the Three Reference Portfolios Each Comprised of Four Asset Classes:  (1) a Weighted Basket of the British Pound Sterling, the European Union Euro and the Japanese Yen Relative to the U.S. Dollar, (2) the Dow Jones – AIG Commodities IndexSM, (3) the JPMorgan GBI Global Bond Total Return Index Hedged into U.S. Dollars and (4) a Weighted Basket of the S&P 500® Index, the Dow Jones EURO STOXX 50® Index and the Nikkei 225 Index due September 30, 2014

8.7
Tax Opinion of Sidley Austin llp  relating to $1,979,000 Principal Protected Dual Directional Notes Linked to the Performance of an Equally Weighted Basket of Five Currencies Relative to the U.S. Dollar due March 31, 2011

8.8
Tax Opinion of Sidley Austin llp  relating to $283,000 Principal Protected Dual Directional Notes Linked to the Performance of an Equally Weighted Basket of Five Currencies Relative to the U.S. Dollar due March 31, 2011

8.9	Tax Opinion of Sidley Austin llp relating to $3,169,000 Principal Protected Dual Directional Knock-Out Notes Linked to the S&P 500® Index and the Russell 2000® Index due May 29, 2009
8.10
Tax Opinion of Sidley Austin llp  relating to $298,000 Principal Protected Notes Linked to a Weighted Basket Consisting of the S&P 500® Index, the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and the S&P GSCITM Excess Return Index due September 30, 2011

8.11
Tax Opinion of Sidley Austin llp  relating to $453,000 Principal Protected Notes Linked to a Weighted Basket Consisting of the S&P 500® Index, the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and the S&P GSCITM Excess Return Index due September 30, 2013

8.12	Tax Opinion of Sidley Austin llp relating to $1,845,000 Principal Protected Dual Directional Knock-Out Notes Linked to the S&P 500® Index and the Russell 2000® Index due March 31, 2010
8.13
Tax Opinion of Sidley Austin llp  relating to $17,185,000 Principal Protected Notes Linked to the Performance of an Equally Weighted Basket of Three Currencies Relative to the U.S. Dollar due March 31, 2011

8.14	Tax Opinion of Sidley Austin llp relating to $2,414,000 Buffered Return Enhanced Notes Linked to the S&P BRIC 40 Index due March 31, 2010
8.15	Tax Opinion of Sidley Austin llp relating to $3,685,860 JPMorgan Chase & Co. 100% Principal Protection Absolute Return Barrier Notes linked to the MSCI EAFE® Index due March 31, 2010
8.16	Tax Opinion of Sidley Austin llp relating to $6,236,680 JPMorgan Chase & Co. Notes linked to a Multi-Asset Portfolio due September 30, 2013